REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made and entered into as of December 20, 1996, by and between American Industrial Properties REIT, a Texas real estate investment trust (the "Company"), and USAA Real Estate Company, a Delaware corporation ("USAA").

                          WITNESSETH:

      WHEREAS, pursuant to that certain Share Purchase Agreement, dated as of December 20, 1996, among the Company, American Industrial Properties REIT, Inc., a Maryland corporation ("Sub"), and USAA (the "Share Purchase Agreement"), USAA purchased 998,100 Common Shares (the "Shares") from Sub; and

      WHEREAS,  pursuant  to  the terms  of  the  Share  Purchase
Agreement, the Company and USAA agreed that the Company would grant certain registration rights to USAA with respect to the Shares;

      NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1.         Definitions.

                  As   used  in  this  Agreement,  the  following
capitalized terms shall have the following meanings:

                 Closing Date: The closing date as defined in the Share Purchase Agreement.

                 Common Shares: The common shares of beneficial interest, $.10 par value per share, of the Company.

                 Exchange  Act:  The Securities Exchange  Act  of
1934, as amended from time to time.

                 Person: An individual, partnership, corporation, limited liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                 Prospectus: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

                 Registrable Securities: (a) The Shares and (b) any securities issued or issuable with respect to the Shares by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. Any Registrable Security will cease to be a Registrable Security when (i) a registration statement covering such Registrable Security has been declared effective by the SEC and the Registrable Security has been disposed of pursuant to such effective registration statement,
(ii) the Registrable Security is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, or (iii) the Registrable Security has been otherwise transferred, the Company has delivered a new certificate or other evidence of ownership for it not bearing a legend restricting further transfer, and it may be resold without subsequent registration under the Securities Act.

                Registration Expenses:   See Section 5 hereof.

                  Registration Statement: The Registration Statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included therein, all amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

                 SEC: The Securities and Exchange Commission or any successor entity.

                 Securities Act: The Securities Act of 1933, as amended from time to time.

                 Share Purchase Agreement: See the Recitals to this Agreement.

                Shares:  See the Recitals to this Agreement.

                  Underwritten   Registration   or   Underwritten
Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

     2.         Registration Rights.

     ( )        Shelf Registration.     Upon the written request of
USAA, the Company shall file a "shelf" registration statement on any appropriate form pursuant to Rule 415 (or similar rule that may be adopted by the SEC) under the Securities Act (a "Shelf Registration") for all of the then Registrable Securities, subject to the request of USAA to exclude any Registrable Securities.

            The Company hereby agrees to file such registration statement as promptly as practicable following the request therefor, and in any event within 60 days following the date such request is received by the Company, and thereafter to use its commercially reasonable efforts to cause such Shelf Registration to become effective and thereafter to keep it continuously effective, and to prevent the happening of any event of the kind described in Section 4(c)(3), (4), (5) or (6) hereof that requires the Company to give notice pursuant to the last paragraph of Section 4 hereof, for a period terminating on the third year anniversary of the date on which the SEC declares the Shelf Registration effective, or such shorter period as shall terminate, on the date on which all the Registrable Securities covered by the Shelf Registration have been sold pursuant to such Shelf Registration. The Company shall be obligated to file only one Shelf Registration and shall not be obligated to file a Shelf Registration if three Demand Registrations (hereinafter defined) have been effected under Section 2(b).

            The Company further agrees to promptly supplement or make amendments to the Shelf Registration, if required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or rules and regulations thereunder for shelf registration or if requested by USAA or any underwriter of the Registrable Securities.

            If  USAA  so  elects,  the  offering  of  Registrable
Securities pursuant to a Shelf Registration shall be in the form of an Underwritten Offering.

     (a)         Demand Registration.

            At any time during the five year period following the Closing Date, USAA may make a written request (the "Demand
Notice")  for  registration under the Securities Act  (a  "Demand
Registration") of the Registrable Securities held by it.

           The Demand Notice will specify the number of shares of Registrable Securities proposed to be sold and will also specify the intended method of disposition thereof. Unless USAA shall consent in writing, no other party, including the Company, shall be permitted to offer securities under any such Demand Registration. The Company shall not be required to effect more than three Demand Registrations under this Section 2(b). A registration requested pursuant to this Section 2(b) will not be deemed to have been effected (and it shall not count as one of the three Demand Registrations) unless the Registration Statement relating thereto has become effective under the Securities Act; provided, however that if, after such Registration Statement has become effective, the offering of the Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected (and it shall not count as one of the three Demand Registrations). USAA may, at any time prior to the effective date of the Registration Statement relating to such registration, revoke its Demand Notice by providing a written notice to the Company.

            If  USAA  so  elects,  the  offering  of  Registrable
Securities pursuant to a Demand Registration shall be in the form of an Underwritten Offering. If the managing underwriter or underwriters of such offering advise the Company and USAA in writing that in their opinion the number of shares of Registrable Securities requested to be included in such offering is sufficiently large to materially and adversely affect the success of such offering, the Company will include in such registration the aggregate number of Registrable Securities which in the opinion of such managing underwriter or underwriters can be sold without any such material adverse effect; provided, however, that Registrable Securities may be excluded before all shares proposed to be sold by other parties, including the Company, have been excluded. If any Registrable Securities are excluded, such registration shall not count as one of the three Demand Registrations.

            No registration pursuant to a request or requests referred to in this subsection 2(b) shall be deemed to be a Shelf
Registration.

     (b)        Incidental Registration.   If at any time during the
five  year period following the Closing Date the Company proposes to  file a registration statement under the Securities Act (other
than   in  connection  with  the  Shelf  Registration,  a  Demand
Registration or a Registration Statement on Form S-4 or S-8, or any form that is substituting therefor or is a successor thereto) with respect to an offering of any class of security by the
Company for its own account or for the account of any of its security holders, then the Company shall give written notice of such proposed filing to USAA as soon as practicable (but in no event less than thirty days before the anticipated filing date), and such notice shall (i) offer USAA the opportunity to register such number of Registrable Securities as it may request and (ii) describe such securities and specifying the form and manner and other relevant facts involved in such proposed registration
(including,   without  limitation,  (x)  whether  or   not   such
registration will be in connection with an Underwritten Offering and, if so, the identity of the managing underwriter and whether such Underwritten Offering will be pursuant to a "best efforts"
or "firm commitment" underwriting and (y) the price (net of any underwriting commissions, discounts and the like) at which the Registrable Securities are reasonably expected to be sold, if such disclosure is acceptable to the managing underwriter), USAA shall advise the Company in writing within twenty (20) days after the date of receipt of such notice from the Company of the number of Registrable Securities for which registration is requested. The Company shall include in such Registration Statement all such Registrable Securities so requested to be included therein, and, if such registration is an Underwritten Registration, the Company shall use its commercially reasonable efforts to cause the managing underwriter or underwriters to permit the Registrable Securities requested to be included in the registration statement for such offering to be included (on the same terms and conditions as similar securities of the Company included therein to the extent appropriate); provided, however, that if the managing underwriter or underwriters of such offering deliver a written opinion to USAA that either because of (i) the kind of securities which USAA, the Company, or any other Persons intend to include in such offering or (ii) the size of the offering which USAA, the Company, or such other Persons intend to make, the success of the offering would be materially and adversely affected by inclusion of the Registrable Securities requested to be  included, then (A) in the event that the size of the offering is  the  basis of such managing underwriter's opinion, the amount of securities to be offered for the account of USAA and other holders registering securities of the Company pursuant to similar
incidental  registration  rights  shall  be  reduced   pro   rata
(according to the Registrable Securities beneficially owned by such holders) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing underwriter or underwriters; and (B)
in the event that the combination of securities to be offered is the basis of such managing underwriter's opinion, (x) the Registrable Securities and other securities to be included in such offering shall be reduced as described in clause (A) above or, (y) if the actions described in clause (A) would, in the
judgment   of  the  managing  underwriter,  be  insufficient   to
substantially eliminate the adverse effect that inclusion of the Registrable Securities requested to be included would have on such offering, such Registrable Securities will be excluded from such offering.

            No registration pursuant to a request or requests referred to in this subsection 2(c) shall be deemed to be a Shelf
Registration.

     3.
      Hold-Back Agreements.

     ( )        Restrictions on Public Sale by Holder of Registrable
Securities. USAA agrees, if reasonably requested by the managing underwriters in an Underwritten Offering, not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such Registration Statement, including a sale pursuant to Rule 144 under the
Securities   Act   (except   as   part   of   such   Underwritten
Registration), during the 10-day period prior to the filing of  a
Registration   Statement  with  respect  to   such   Underwritten
Offering,  and during the 90-day period beginning on the  closing
date   of  each  Underwritten  Offering  made  pursuant  to  such
Registration Statement, to the extent timely notified in writing by the Company or the managing underwriters.

     (a) Restrictions on Sale of Securities by the Company. The Company agrees not to effect any public sale or distribution of
any   securities  similar  to  those  being  registered,  or  any securities  convertible into or exchangeable or  exercisable  for such  securities (except pursuant to a registration statement  on
Form  S-4  or S-8, or any substitute form that may be adopted  by
the  SEC)  during  the  ten  days  prior  to  the  filing  of   a
registration   statement  with  respect  to   such   Underwritten
Offering, and during the 90-day period beginning on the effective date of any Registration Statement (except as part of such registration statement (x) where USAA consents or (y) where USAA is participating in such registration statement pursuant to
Section 2(c) hereof, such registration statement was filed by the Company with respect to the sale of securities by the Company, and USAA is not simultaneously participating in a registration statement pursuant to Section 2(b) hereof) or the commencement of a public distribution of Registrable Securities pursuant to such registration statement.

     4. Registration Procedures. In connection with the Company's registration obligations pursuant to Section 2 hereof, the Company will use its commercially reasonable efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will use commercially reasonable efforts to as expeditiously as possible:

     ( )        prepare and file with the SEC, as soon as practicable,
and in any event within 60 days from the date of request, a Registration Statement relating to the applicable registration on any  appropriate form under the Securities Act, which forms shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof and shall include all financial statements of the Company, and use its commercially reasonable efforts to cause such Registration Statement to become effective; provided that before filing a Registration Statement or Prospectus or any
amendments   or   supplements   thereto,   including    documents
incorporated  by  reference  after  the  initial  filing  of  the
Registration Statement, the Company will furnish USAA and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of USAA and the  underwriters, and the Company will not file any Registration
Statement  or  amendment  thereto  or  any  Prospectus   or   any
supplement thereto (including such documents incorporated by reference) to which USAA or the underwriters, if any, shall reasonably object;

     (a) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period, or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by  any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus; the Company shall not be deemed to have  used commercially reasonable efforts to keep a Registration
Statement   effective  during  the  applicable   period   if   it
voluntarily takes any action that would result in USAA not  being able to sell its Registrable Securities during that period unless such action is required under applicable law; provided that the foregoing shall not apply to actions taken by the Company in good
faith   and   for  valid  business  reasons,  including   without
limitation the acquisition or divestiture of assets, so long as the Company promptly thereafter complies with the requirements of
Section 4(l) hereof, if applicable;

     (b) notify USAA and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by paragraph (n) below cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (6) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the
Registration   Statement,   the  Prospectus   or   any   document
incorporated therein by reference in order to make the statements therein not misleading;

     (c) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration
Statement at the earliest possible moment;

     (d) if reasonably requested by the managing underwriter or underwriters or USAA, promptly incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters and USAA agree should be included therein relating to the sale of the Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the Underwritten (or best efforts underwritten) Offering of the Registrable Securities to be sold
in   such  offering;  and  make  all  required  filings  of  such
Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

     (e) prior to the filing of any document which is to be incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement), make available representatives of the Company for discussion of such document and make such changes in such document prior to the filing thereof as USAA or the underwriters may reasonably request;

     (f) furnish to USAA and each managing underwriter, if any, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated
therein   by   reference  and  all  exhibits   (including   those
incorporated by reference);

     (g)        deliver to USAA and the underwriters, if any, without
charge,  as  many  copies  of  the  Prospectus  (including   each
preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by USAA and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

           (h) prior to any public offering of Registrable Securities, register or qualify or cooperate with USAA, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as USAA or any underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement;

     (i) cooperate with USAA and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

     (j) cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable USAA or the underwriters, if any, to consummate the disposition of such Registrable Securities;

     (k)        upon the occurrence of any event contemplated  by
Section 4(c)(6) above, prepare a supplement or post-effective amendment to the Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

     (l) cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed;

     (m)        enter into such agreements (including an underwriting
agreement)   and  take  all  such  other  actions  in  connection
therewith in order to expedite or facilitate the disposition of such Registrable Securities and in connection therewith, whether or  not an underwriting agreement is entered into and whether  or not the registration is an Underwritten Registration, (1) make such representations and warranties to USAA and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings; (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be  reasonably satisfactory to the managing underwriters, if any, and USAA, covering the matters customarily covered in opinions requested in Underwritten Offerings and such other matters as may be  reasonably requested by USAA and the underwriters,  if  any);
(3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to
USAA and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary Underwritten Offerings; (4) if an underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures of Section 6 hereof with respect to all parties to be indemnified pursuant to said Section; and (5) the Company shall deliver such documents and certificates as may be requested by USAA and the managing underwriters, if any, to evidence compliance with clause (1)
above  and  with  any  customary  conditions  contained  in   the
underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

     (n) make available for inspection by a representative of USAA, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by USAA or any underwriter, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, trust managers and employees to
supply   all  information  reasonably  requested  by   any   such
representative, underwriter, attorney or accountant in connection with such registration; provided that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons unless disclosure of such records, information or documents is required by court or administrative order;

     (o) otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of
the   registration  statement,  which  earnings  statement  shall satisfy  the  provisions of section 11(a) of the Securities  Act;
and

     (p) cooperate with USAA and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.
(the "NASD").

           The Company may require USAA to furnish to the Company
such   information  regarding  the  distribution  of  Registrable
Securities as the Company may from time to time reasonably request in writing.

             USAA agrees by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(l) hereof, USAA will forthwith discontinue disposition of Registrable Securities until USAA's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 4(l) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, USAA will deliver to the Company (at the Company's expense), all copies, other than permanent file copies then in USAA's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the time periods regarding the effectiveness of Registration Statements set forth in Section 2 hereof and Section 4(b) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to
Section 4(c)(6) hereof to the date when USAA shall receive copies of the supplemented or amended prospectus contemplated by Section 4(l) hereof or the Advice.

     5.         Registration Expenses.   All expenses incident to the
Company's performance of or compliance with this Agreement, including without limitation: all registration and filing fees; fees with respect to filings required to be made with the NASD; fees and expenses of compliance with securities or blue sky laws (including fees and disbursements of counsel for the underwriters or USAA in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing
underwriters   or   USAA  may  designate);   printing   expenses,
messenger,   telephone   and   delivery   expenses;   fees    and
disbursements  of counsel for the Company and fees  and  expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 4(n) hereof); securities acts liability insurance, if the Company so desires; all internal expenses of the Company (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties); the expense of any annual audit; the fees and
expenses  incurred  in  connection  with  the  listing   of   the
securities to be registered on each securities exchange on which similar securities issued by the Company are then listed; and the fees and expenses of any Person, including special experts, retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company regardless of whether the Registration Statement becomes effective. The Company shall not have any obligation to pay any underwriting fees, discounts, or commissions attributable to the sale of Registrable Securities, or any legal fees and expenses of counsel to USAA.

     6.         Indemnification; Contribution.

     ( )        Indemnification by Company. The Company agrees to
indemnify and hold harmless USAA and its partners, and their respective partners, officers, directors, employees and agents, and each Person who controls such Person (within the meaning of
Section  15  of the Securities Act or Section 20 of the  Exchange
Act) against all losses, claims, damages, liabilities and expenses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by USAA expressly for use therein. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and trust managers and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the same extent as provided above with respect to the indemnification of USAA, if requested.

     (a)        Indemnification by Holder of Registrable Securities.
USAA agrees to indemnify and hold harmless the Company and its trust managers, officers, employees and agents, and each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information or affidavit so furnished in writing by USAA to the Company specifically for inclusion in such Registration Statement or Prospectus. In no event shall the liability of USAA hereunder be greater in amount than the dollar amount of the proceeds received by USAA upon the sale of the Registrable Securities giving rise to such indemnification obligation. The
Company   shall   be   entitled  to  receive   indemnities   from
underwriters,  selling  brokers,  dealer  managers  and   similar
securities   industry   professionals   participating   in    the
distribution, to the same extent as provided above  with  respect
to   information  so  furnished  in  writing  by   such   Persons
specifically  for  inclusion  in any Prospectus  or  Registration
Statement.

     (b)        Conduct of Indemnification Proceedings.   Any Person
entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to
assume   the  defense  of  such  claim  with  counsel  reasonably
satisfactory to the indemnified party; provided, however that any Person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Person unless (a) the indemnifying party has agreed to pay such fees or expenses, (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such Person or (c) based upon written advice of counsel to such Person, there shall be one or more defenses available to such Person that are not available to the indemnifying party or there shall exist conflicts of interest pursuant to applicable rules of professional conduct between such Person and the indemnifying party (in which case, if the Person notifies the indemnifying party in writing that such Person
elects  to  employ  separate  counsel  at  the  expense  of   the
indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such Person), in each of which events the fees and expenses of such counsel shall be at the expense of the indemnifying party. The indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld), but if settled with its written consent, or if there be a final judgment for the plaintiff in any such action or proceeding, the indemnifying party shall indemnify and hold harmless the indemnified parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     (c)        Contribution.   If for any reason the indemnification
provided  for in the preceding clauses (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless as contemplated by the preceding clauses (a) and (b), then the indemnifying party shall contribute to the amount paid or payable by  the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the  indemnifying  party,  but also the  relative  fault  of  the indemnified party and the indemnifying party, as well as any other relevant equitable considerations, provided, that USAA shall not be required to contribute an amount greater than the dollar amount of the proceeds received by USAA with respect to the sale of the Registrable Securities giving rise to such indemnification obligation. The relative fault of the Company on the one hand and of USAA on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such
statement   or   omission.  No  Person   guilty   of   fraudulent
misrepresentation (within the meaning of Section 10(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentations.

     7.         Rule 144.    The Company hereby agrees that it will
file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of USAA, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as USAA may reasonably request, all to the extent required from time to time to enable USAA to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of USAA, the Company will deliver to USAA a written statement as to whether it has complied with such information and requirements.

     8.         Participation in Underwritten Registrations.

     ( )        If any of the Registrable Securities covered by the
Shelf Registration are to be sold in an Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by USAA; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

     (a) No Person may participate in any Underwritten Registration hereunder unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements. Nothing in this Section 8 shall be construed to create any additional rights regarding the registration of Registrable Securities in any Person otherwise than as set forth herein.

     9.         Miscellaneous.

     ( )        Remedies.   Each party hereto, in addition to being
entitled to exercise all rights provided herein or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement to the extent available under applicable law. Each party hereto agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (a)        Additional Registration Rights.   The Company will not
on or after the date of this Agreement, enter into any agreement granting registration rights to any other Person with respect to the  securities of the Company that are not junior or subordinate to the rights granted to USAA hereunder without the written consent of USAA. The Company has not previously entered into any
agreement   with   respect   to  its  securities   granting   any
registration rights to any Person.

     (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company and USAA.

     (c)         Notices.    All notices and other communications
provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telecopier, or air courier guaranteeing overnight delivery:

           ( )        if to USAA, at the most current address given by USAA
to  the  Company  in  accordance  with  the  provisions  of  this subsection,  which address initially is 8000 Robert F.  McDermott
Freeway,   IH-10,  Suite  600,  San  Antonio,  Texas  78230-3884,
Attention:  David Holmes.

           (i) if to the Company, initially at 6220 Beltline Road, Suite 205, Irving, Texas 75063-2656, Attention: Charles W.
Wolcott, President and Chief Executive Officer, and thereafter at such other address as may be designated from time to time by notice given in accordance with the provisions of this Section
9(d).

     (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent holders of Registrable Securities, it being understood that the registration rights granted to USAA hereunder shall also be for the benefit of, and enforceable by, the single first transferee of 100% of USAA's remaining registrable securities and, provided further, that the Company cannot assign its rights hereunder except pursuant to a merger.

     (e)        Counterparts.    This Agreement may be executed in any
number  of  counterparts and by the parties  hereto  in  separate counterparts, each of which when so executed shall be
        deemed  to  be  an  original  and  all  of  which   taken
together shall constitute one and the same agreement.

     (f)        Headings.    The headings in this Agreement are for
convenience of reference only and shall not limit or otherwise affect the meaning hereof.

     (g)        Governing Law.   THIS AGREEMENT, AND THE RIGHTS AND
OBLIGATIONS  OF  THE  PARTIES HERETO, SHALL BE  GOVERNED  BY  AND
CONSTRUED   AND   ENFORCED  IN  ACCORDANCE  WITH   THE   INTERNAL
SUBSTANTIVE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

     (h)        Severability.   In the event that any one or more of
the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

            In any proceeding brought to enforce any provision of this Agreement the successful party shall be entitled to recover reasonable attorneys' fees in addition to its costs and expenses and any other available remedy.


      IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date first written above.

                                   "COMPANY"

                                   AMERICAN INDUSTRIAL PROPERTIES REIT

                                   By:
                                               Charles W. Wolcott
                                   President and Chief Executive Officer


                                   USAA REAL ESTATE COMPANY

                                                              By:
                                                T. Patrick Duncan
                                   Senior Vice President - Operations